UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2009

BLACKROCK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-33099	32-0174431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 East 52nd Street, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

BlackRock, Inc. (“BlackRock” or the “Company”) is filing this Current Report on Form 8-K to update the financial information in BlackRock’s Annual Report on Form 10-K for the year ended December 31, 2008 to reflect the effects of the adoption of Statement of Financial Accounting Standards (“SFAS”) No. 160, Noncontrolling Interests in Consolidated Financial Statements - an amendment of ARB No. 51, FASB Staff Position (“FSP”) APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) (“FSP APB 14-1”) and FSP EITF 03-6-1, Determining Whether Instruments Granted in Share-Based Payment Transactions Are Participating Securities (“FSP EITF 03-6-1”), the provisions of which are required to be applied retrospectively.

Item 9.01.	Financial Statements and Exhibits

The following exhibits filed with this Current Report on Form 8-K update and supersede only those portions of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 that are significantly affected by the adoption of SFAS No. 160, FSP APB 14-1 and FSP EITF 03-6-1.

This filing does not significantly change any information contained in any other item of the Company’s Form 10-K, as originally filed on March 2, 2009. This filing also does not reflect events that have occurred after the original filing date of the Form 10-K, except as described above with respect to adoption of SFAS No. 160, FSP APB 14-1 and FSP EITF 03-6-1. For developments since the filing of the Company’s Form 10-K, please refer to BlackRock’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2009 and June 30, 2009 and our Current Reports on Form 8-K filed since the filing of the Company’s Form 10-K.

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Deloitte & Touche LLP Consent

99.1	Revised Business, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data from BlackRock’s Annual Report on 10-K for the year ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc. (Registrant)

Date: September 17, 2009	By:	/s/ Ann Marie Petach
Ann Marie Petach Managing Director and Chief Financial Officer

EXHIBIT INDEX

12.1	Computation of Ratio of Earnings to Fixed Charges

23.1	Deloitte & Touche LLP Consent

99.1	Revised Business, Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations and Financial Statements and Supplementary Data from BlackRock’s Annual Report on 10-K for the year ended December 31, 2008.